                                                             EXHIBIT 10(O)

                     LOAN AND REGISTRATION RIGHTS AGREEMENT

          AGREEMENT, dated December 5, 1995, among PC ETCETERA, INC., a Delaware corporation (the "Company"), GIBRALTAR TRUST ("Gibraltar"), JUSTY LTD. ("Justy"), YOZMA VENTURE CAPITAL LTD. ("Yozma"), SVE STAR ENTERPRISES NO. II GBR. ("SVE II"), SVE STAR VENTURES ENTERPRISES NO. III GBR. ("SVE III"), SVE STAR VENTURES ENTERPRISES NO. IIIA GBR. ("SVE IIIA"), ELRON ELECTRONIC INDUSTRIES LTD. ("Elron") and GILBERT H. STEINBERG ("Steinberg" and collectively with Gibraltar, Justy, Yozma, SVE II, SVE III, SVE IIIA and Elron, the "Lenders").
                                _________________

          WHEREAS, the Company desires to obtain debt financing in the aggregate amount of five hundred thousand dollars ($500,000);

          WHEREAS, each Lender is willing to lend to the Company the amount set forth by its name on Schedule A attached hereto (collectively, the "Loans");

          WHEREAS, the Loans are to be evidenced by Promissory Notes of the Company in the aggregate principal amount of five hundred thousand dollars ($500,000) (collectively, the "Notes");

          WHEREAS, contemporaneously with the issuance of the Notes, the Lenders are to receive Warrants (the "Initial Warrants") for the purchase of an aggregate of 75,000 shares of Common Stock of the Company (the "Initial Warrant Shares");

          WHEREAS, six months from the date hereof, the Lenders may be entitled to receive additional Warrants (the "Additional Warrants" and collectively with the Initial Warrants, the "Warrants") for the purchase of up to an aggregate of 37,500 additional shares of Common Stock of the Company (the "Additional Warrant Shares" and collectively with the Initial Warrant Shares, the "Warrant Shares"); and

          WHEREAS, subject to the terms of this Agreement, the Company has agreed to grant to the Lenders certain rights to cause the registration under the Securities Act (as hereinafter defined) of the Warrant Shares.

          NOW, THEREFORE, the parties hereto agree as follows:

          1. CERTAIN DEFINITIONS. As used herein, the following terms have the meanings indicated:

               (a) "Securities Act" means the Securities Act of 1933, as amended; and

               (b) "Rule 144 Holding Period" means the period of time that the Warrant Shares must be held by the Lenders before they can resell them, or any portion thereof, pursuant to Rule 144, promulgated under the Securities Act.

          2.   LOANS; WARRANTS.

               (a) LOANS; NOTES. Simultaneously herewith, upon fulfilment of the conditions set forth in Section 3 hereof, each Lender is loaning to the Company the amount set forth on Schedule A attached hereto, and, in consideration thereof, the Company is issuing to the Lender a Note in the principal amount thereof.

               (b) INITIAL WARRANTS. Simultaneously herewith, in consideration of the Loans, each Lender is being issued by the Company Initial Warrants for the purchase of such number of shares of Common Stock of the Company as shall equal twenty-two and one-half percent (22.5%) of the principal amount of the Lender's Note divided by one dollar fifty cents ($1.50). Accordingly, the aggregate number of Initial Warrant Shares shall equal seventy-five thousand (75,000). The Initial Warrants shall be exercisable at a price of one dollar fifty cents ($1.50) per share until five (5) years from the date hereof and shall contain certain antidilution provisions as set forth therein.

               (c) ADDITIONAL WARRANTS. In consideration of the receipt of the Loans, the Company agrees to issue to each Lender on the six month anniversary of the date hereof (the "Six Month Anniversary") Additional Warrants for the purchase of such number of shares of Common Stock of the Company as shall equal eleven and one-quarter percent (11.25%) of the outstanding principal balance of the Lender's Note as of the Six Month Anniversary divided by one dollar fifty cents ($1.50). Accordingly, in the event the outstanding aggregate principal balance of the Lenders' Notes as of the Six Month Anniversary remains at five hundred thousand dollars ($500,000), the number of Additional Warrant Shares shall be thirty-seven thousand five hundred (37,500). The Additional Warrants shall be in the same form as the Initial Warrants.

          3. CONDITIONS PRECEDENT. The Lenders' obligations to make the Loans under this Agreement shall be subject to their receipt of the following documents simultaneously herewith in form and substance reasonably satisfactory to the Lenders:

               (a) A Security Agreement, duly executed and delivered by the Company;

               (b) Financing statements in form for filing in the relevant jurisdictions where such filing would be required in order to perfect any security interest granted under the Security Agreement; and

               (c) A copy of the resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance by the Company of this Agreement and the Notes.

          4.   REGISTRATION RIGHTS.

               (a) DEMAND RIGHTS. Upon the written request of the holders of a majority of the Warrant Shares (the "Demand Registration Request"), received on or after the Six Month Anniversary and prior to the expiration of the Rule 144 Holding Period, that the Company register such Warrant Shares for resale under the Securities Act, the Company shall advise in writing all other holders of the Warrant Shares of the Demand Registration Request and of its intention to file a registration statement under the Securities Act covering such resale (the "Registration Notice"). The Company thereafter shall, as expeditiously as reasonably practicable, file a registration statement under the Securities Act for the sale of the number of Warrant Shares owned by the Lenders specified in the Demand Registration Request, as well as the number of Warrant Shares owned by the Lenders who advise the Company in writing within twenty (20) days of the date of, and in response to, the Registration Notice that they desire to have their Warrant Shares included in such registration statement, and shall thereafter file such amendment or amendments to such registration statement, in the use of its best efforts, to cause the same to become effective. The Company shall not be obligated to file or use its best efforts to cause to become effective a registration statement under this paragraph (i) during any period
(A) commencing with the date the Company files a registration statement relating to the sale or exchange by it of its securities in either an underwritten offering or in an offering involving a merger, acquisition, combination or reorganization, and (B) ending on the ninetieth (90th) day following the consummation of any such underwritten offering or other such transaction, or
(ii) if, in its judgment, such filing or registration may be materially disruptive or detrimental to its business or any pending or prospective transaction. Following the conclusion of such period or commencing upon such time as the filing or registration would not be so materially disruptive or detrimental, the Company's obligation to file or use its best efforts to cause to become effective a registration statement shall recommence. The Company shall not be obligated to use its best efforts to effect more than one (1) registration pursuant to the terms of this paragraph (a).

               (b) PIGGYBACK RIGHTS. The Company agrees that, if it shall propose to file, at any time on or after the Six Month Anniversary and prior to the expiration of the Rule 144 Holding Period, for the sale by the Company of shares of its Common Stock for cash, a registration statement under the Securities Act on Form SB-1, SB-2, S-1, S-2 or S-3 (or a comparable successor form) (but excluding registration statements for employee benefit plans or transactions of the nature contemplated by Rule 145, promulgated under the Securities Act), the Company shall give written notice to the Lenders of such intention at least twenty (20) days prior to the proposed filing date and shall include the Warrant Shares in such registration statement at the written request of the Lenders, provided that the Company receives a request therefor at least ten (10) days prior to the proposed filing date; provided, however, that if, in the opinion of the managing underwriter or underwriters of the offering of the Company's securities for which such registration statement is being filed, such inclusion is likely to affect adversely the success of the offering or the price that would be received, at the option of such managing underwriter or underwriters, (i) the number of Warrant Shares to be added to the registration statement shall be reduced (to zero if necessary), and/or (ii) the Lenders shall delay the sale of the Warrant Shares included in the registration statement until the expiration of the ninety (90) day period commencing with the effective date of the registration statement.

               (c)  OBLIGATIONS OF THE COMPANY.

                    (i)  As to each registration statement referred to in this
Section 4, the Company shall:

                         (A) use its best efforts to have such registration
statement declared effective as promptly as reasonably practicable and shall promptly notify the Lenders and the underwriters, if any, for the Lenders, and confirm such advice in writing, (I) when such registration statement becomes effective, (II) when any post-effective amendment to any such registration statement becomes effective, and (III) of any request by the Securities and Exchange Commission (the "SEC") for any amendment or supplement to such registration statement or any prospectus relating thereto or for additional information;

                         (B)  furnish to the Lenders or the underwriters for the
Lenders, if any, or other securities firms designated by the Lenders, if any, such reasonable number of copies of any prospectus (including any supplemental or preliminary prospectus) as may be reasonably necessary in order to effect the offering and sale of the Warrant Shares being offered and sold by the Lenders, but only while the Company is required under the provisions hereof to cause the registration statement to remain current;

                         (C)  qualify, not later than the effective date of such
registration statement, the Warrant Shares registered thereunder under the "blue sky" laws of such states as the Lenders may reasonably request; provided, however, that in no event shall the Company be obligated to qualify as a foreign corporation or as a dealer in securities or to execute or file any general consent to service of process under the laws of any such state where it is not at such time so qualified or subject;

                         (D)  until the earlier of (I) the sale of all the
Warrant Shares or (II) seven (7) months following the expiration date for the exercise of the Warrants, from time to time amend or supplement the registration statement and the prospectus in connection therewith to the extent necessary to permit the completion of the sale of the Warrant Shares for which such registration statement shall have become effective within said period in compliance with the Securities Act and the rules and regulations promulgated thereunder.

                    (ii) If at any time the SEC should institute or threaten to institute any proceedings for the purpose of issuing, or should issue, a stop order suspending the effectiveness of any registration statement referred to in this Section 4, the Company shall notify the Lenders and shall use its best efforts to prevent the issuance of any such stop order or to obtain the withdrawal thereof as soon as possible. The Company shall advise the Lenders of any order or communication of any public board or body addressed to the Company suspending or threatening to suspend the qualification of any of the Warrant Shares for sale in any jurisdiction. In the event that the effectiveness of such registration statement shall be suspended, the Company shall extend the period during which such registration statement shall be maintained effective, pursuant to Section 4(c)(i)(D) hereof, by the number of days during the period from and including the date of such suspension to the date when such suspension shall be removed or terminated.

                    (iii) The Company shall, if requested, prior to filing a registration statement referred to in this Section 4 or prospectus or any amendment or supplement thereof, furnish to each Lender and each underwriter, if any, of the Warrant Shares covered by such registration statement, prospectus, amendment or supplement, copies of such registration statement, prospectus, amendment or supplement as proposed to be filed by the Company.

               (d) EXPENSES. Except as provided below, the expenses of the registration statements pursuant to this Section 4, and the state qualifications related thereto pursuant to Section 4(c)(i)(C), shall be borne by the Company. The expenses of any such registration and qualifications shall include, but not be limited to (A) the fees and expenses of the Company's counsel and its accountants; (B) all other out-of-pocket costs and expenses of the Company incident to the preparation, printing and filing under the Securities Act of the registration statement and all amendments and supplements thereto; (C) the cost of furnishing copies of each preliminary prospectus, each final prospectus and each amendment or supplement thereto to the Lenders and each underwriter, if any; and (D) the costs and expenses incurred in connection with the qualification of such securities so registered under the "blue sky" laws of various jurisdictions. However, under no circumstances shall the Company be liable or responsible for the fees and expenses of the Lenders, or of any of their counsel, incurred in connection with any registration or for underwriting or brokerage discounts and commissions or transfer taxes payable in connection with any sale of the Warrant Shares included in a registration statement.

               (e)  INDEMNIFICATION.

                    (i) The Company hereby agrees to indemnify, hold harmless and defend the Lenders, and each of them, any underwriter (as such term is defined in the Securities Act) for the Lenders, any broker or dealer to or through whom the Lenders sell Warrant Shares that may be deemed to be an underwriter and each person, if any, that controls (within the meaning of the Securities Act) any of the Lenders or any such underwriter, broker or dealer against any and all losses, claims, damages, liabilities and expenses (including reasonable counsel fees and expenses) to which any such persons may be subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities and expenses (including reasonable counsel fees and expenses) arise out of or are based upon any untrue statement of a material fact contained in any registration statement under which the Warrant Shares were registered under the Securities Act pursuant to this Section 4, any prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon information furnished in writing to the Company by any Lender or any underwriter or representative for a Lender, which writing specifies that the information be included in the registration statement. Each Lender hereby agrees to indemnify, hold harmless and defend the Company, its directors, officers, agents and representatives, and each person, if any, that controls (within the meaning of the Securities Act) the Company against any losses, claims, damages, liabilities and expenses (including reasonable counsel fees and expenses) to which any of such persons may be subject under the Securities Act or otherwise, but only to the extent caused by an untrue statement or omission of a material fact in any registration statement under which the Warrant Shares were registered under the Securities Act, any prospectus contained therein, or any amendment or supplement thereto, which was based solely upon information furnished in writing to the Company by such Lender or any underwriter or representative for such Lender, which writing specifies that the information be included in the registration statement.

                    (ii) In the event that any claim, demand, investigation or action for which an indemnifying party would be liable to an indemnified party hereunder is asserted against or sought to be collected from an indemnified party by a third party, the indemnified party shall promptly notify the indemnifying party of such claim, demand, investigation or action specifying the nature thereof and the amount or the estimated amount thereof to the extent then feasible. The indemnifying party shall thereupon, at its sole cost and expense, defend the indemnified party against such claim, demand, investigation or action with counsel reasonably satisfactory to the indemnified party.

                    (iii) The indemnifying party shall not, without the prior written consent of the indemnified party, consent to the entry of any judgment against the indemnified party or enter into any settlement or compromise with regard to any such claim, demand or action unless such judgment, settlement or compromise includes, as an unconditional term thereof (i.e., there being no requirement that the indemnified party pay any amount of money or give any other consideration), the giving by the claimant or plaintiff to the indemnified party of a release, in form and substance satisfactory to the indemnified party, from all liability in respect of such claim, demand or action. If the indemnified party desires to participate in, but not control, any such defense or settlement, it may do so at its sole cost and expense; PROVIDED, HOWEVER, that the indemnifying party shall pay the reasonable fees and expenses of counsel for the indemnified party if the named parties to any action (included impleaded parties) include both the indemnifying party and indemnified parties and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.

               (f) OBLIGATIONS OF THE LENDERS. As to each registration statement referred to in this Section 4, each of the Lenders shall provide the Company with a written description of the proposed method or methods of distribution of the Warrant Shares contemplated by that Lender and such other information as may be required by the Company, and the Company shall include such description and other information in the registration statement and file any and all amendments and supplements necessary in connection therewith.

          5. ACQUISITION OF SECURITIES. Each Lender makes the following representations and warranties to the Company with respect to itself (and, in the case of a trust Lender, with respect to any grantors for which it may be considered a nominee):

               (a)  INVESTMENT REPRESENTATIONS.

                    (i) Each Lender is acquiring the Note and the Warrants and, in the event of an exercise of the Warrants, will be acquiring the Warrant Shares for its own account, and not as a nominee or agent (except in the case of a trust Lender to the extent the trust may be considered a nominee for its grantors, which, in number, do not exceed five (5)), and will not resell or otherwise distribute any of such securities except in compliance with the Securities Act,

                    (ii) Each Lender understands that neither the Notes nor the Warrants nor the Warrant Shares (collectively, the "Securities") have been registered under the Securities Act or any state securities laws and, except as provided for in Section 4 hereof, there is no agreement on the part of the Company to register any of the Securities thereunder.

                    (iii) Each Lender acknowledges and agrees that none of the Securities may be sold, pledged, transferred, assigned, or otherwise disposed of unless they are registered under the Securities Act and applicable state securities laws or unless an exemption from such registration is available.
Each Lender further acknowledges and agrees that, as a condition to the transfer or other disposition of any of the Securities, the Company may require that the request for transfer be accompanied by an opinion of counsel, in form and substance reasonably satisfactory to the Company and its counsel, to the effect that the proposed transfer does not result in a violation of the Securities Act and any applicable state securities laws. Each Lender understands that each certificate representing any of the Securities will bear the following legend:

          "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state. The securities may not be sold, pledged, transferred, assigned or otherwise disposed of in the absence of an effective registration statement under such Act and any applicable state securities laws covering such securities, or an opinion of counsel reasonably satisfactory to the Company that such registration is not required."

               (b)  ADDITIONAL REPRESENTATIONS.

                    (i) Each Lender is able to bear the economic risks of an investment in each of the Securities, including, without limitation, the risk of the loss of part or all of its investment and the inability to sell or transfer the Securities until such Securities are registered under the Securities Act or an exemption from registration is available; SUBJECT, HOWEVER, to the Company's obligation to use its best effort to effect any registration of the Warrant Shares under the Securities Act in accordance with Section 4 hereof.

                    (ii) Each Lender is an "accredited investor", as such term is defined in Rule 501(a), promulgated under the Securities Act, or it, alone or with its purchaser representative, if any, has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in each of the Securities. Each Lender will execute and deliver to the Company such documents as the Company may reasonably request in order to confirm the accuracy of the foregoing.

                    (iii) Each Lender and its purchaser representative, if any, have reviewed the Company's Annual Report on Form 10-KSB for the year ended December 31, 1994, as amended, Quarterly Report on Form 10-QSB for the period ended June 30, 1995 and Current Reports on Form 8-K for events dated August 12, 1994, as amended, and December 16, 1994 and have been afforded the opportunity to obtain such other information as such Lender requested from the Company in order to evaluate the merits and risks of an investment in each of the Securities.

                    (iv) No board of directors of any corporate Lender, no general partner of any partnership Lender and no trustee of any trust Lender has adopted any resolutions or made any determination relative to the distribution of any of the Securities to its stockholders, partners, grantors or beneficiaries and has no present intention to do so.

          6    MISCELLANEOUS.

               (a) GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of New York, excluding choice of law principles thereof.

               (b) ENTIRE AGREEMENT. This Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subject matter hereof and may be amended only by a writing executed by the Company and the relevant Lender.

               (c) NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first-class mail, postage prepaid, or delivered either by hand or by messenger or sent by overnight mail or courier or by facsimile transmission, addressed as follows:

               If to the Company:

               462 Seventh Avenue
               New York, New York 10018
               Attention: President
               Telecopier: (212) 736-0039
               with a copy to:

               Certilman Balin Adler & Hyman, LLP
               90 Merrick Avenue
               East Meadow, New York  11554
               Attention:  Fred Skolnik, Esq.
               Telecopier: (516) 296-7111

               If to Gibraltar:

               c/o Rho Management Company, Inc.
               767 Fifth Avenue
               New York, New York 10153
               Telecopier: (212) 751-3613
               with a copy to:

               Gregory F. W. Todd, Esq.
               900 Third Avenue
               Suite 1250
               New York, New York 10022-4728
               Telecopier: (212) 355-7674

               If to Justy or Yozma:

               c/o SVM STAR Venture Capital Management
               25 Lechi Street
               Bnei-Brak 51200
               Israel
               Telecopier: 972-3-6180748

               If to SVE II, SVE III or SVE IIIA:

               28A Leopoldstrasse
               80802 Munchen
               Germany
               Telecopier: 49-89-38170556

               with a copy of all notices and other communications to Justy, Yozma, SVE II, SVE III and SVE IIIA to:

               Goldfarb, Levy, Eran & Co.
               Eliahu House
               2 Ibn Gvirol
               Tel Aviv, Israel
               Attention: Oded Eran, Adv.
               Telecopier: 972-3-695-4344

               If to Elron:

               850 Third Avenue
               New York, New York 10022
               Attention: President
               Telecopier: (212) 935-3882

               with a copy to:

               Fulbright & Jaworski L.L.P.
               666 Fifth Avenue
               New York, New York 10103
               Attention: Richard H. Gilden, Esq.
               Telecopier: (212) 752-5958

               If to Steinberg:

               6 Nevada Drive
               Lake Success, New York 11042
               Telecopier: (516) 328-1654

or at such other address as the Company or the respective Lender shall have furnished in writing as aforesaid.

               (d) HEADINGS. The headings of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

               (e) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which together shall constitute one instrument.

               (f) FACSIMILE. This Agreement may be executed and thereafter transmitted by facsimile and the facsimile receipt shall constitute an original.

               (g) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the successors, permitted assigns, and legal representatives of the parties hereto; provided, however, that the rights under this Agreement may not be assigned by any Lender, in whole or in part, without the prior written consent of the Company.

          IN WITNESS WHEREOF, we have set our hands as of the date first above written.

                                   PC ETCETERA, INC.

                                   By: /s/
                                      -----------------------------

                                   GIBRALTAR TRUST

                                   By: /s/
                                      ------------------------------
                                   JUSTY LTD.

                                   By: /s/
                                      ------------------------------

                                   By: /s/
                                      ------------------------------

                                   YOZMA VENTURE CAPITAL LTD.

                                   By: /s/
                                      ------------------------------

                                   By: /s/
                                      ------------------------------

                                   SVE STAR VENTURES ENTERPRISES NO. II GBR.

                                   By: SVM STAR Ventures Management GmbH Nr. 3

                                        By: /s/
                                           ------------------------------

                                        By: /s/
                                           ------------------------------

                                   SVE STAR VENTURES ENTERPRISES NO. III GBR.

                                   By: SVM STAR Ventures Management GmbH Nr. 3

                                        By: /s/
                                           -----------------------------

                                        By: /s/
                                           -----------------------------

                                   SVE STAR VENTURES ENTERPRISES NO. IIIA GBR.

                                   By: SVM STAR Ventures Management GmbH Nr. 3

                                        By: /s/
                                           ----------------------------

                                        By: /s/
                                           ----------------------------

                                   ELRON ELECTRONIC INDUSTRIES LTD.

                                   By: /s/
                                      ---------------------------------

                                   /s/
                                  -------------------------------------
                                   Gilbert H. Steinberg

                                   SCHEDULE A



          LENDER                        AMOUNT OF LOAN
          ------                        --------------

     Gibraltar Trust                       $125,000


     Justy Ltd.                            $ 37,500


     Yozma Venture Capital Ltd.            $ 25,000


     SVE STAR Ventures Enterprises         $ 16,000
       No. II GbR.


     SVE STAR Ventures Enterprises         $ 42,900
       No. III GbR.


     SVE STAR Ventures Enterprises         $  3,600
       No. IIIA GbR.


     Elron Electronic Industries           $125,000
       Ltd.


     Gilbert H. Steinberg                  $125,000